Exhibit 24.1
OMNIBUS POWERS OF ATTORNEY
February 28, 2018
Each person whose signature appears below authorizes each of Lizbeth L. Wright, Taras G. Szmagala and Heath B. Monesmith or any of them as his or her attorney-in-fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities including, without limitation, in his or her capacity as an officer, director or manager, as the case may be, of the applicable registrants listed on Schedule A hereto, a Registration Statement on Form S-3 and any amendments, including post-effective amendments, with all the exhibits thereto, and all other documents in connection therewith, as applicable, with the Securities and Exchange Commission, necessary or advisable to enable the registrants to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, which amendments may make such changes in such registration statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things, whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
This Omnibus Powers of Attorney may be signed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
[Balance of Page Intentionally Blank]

IN WITNESS HEREOF, each of the undersigned has subscribed his or her name as of the date first written above.

/s/ Craig Arnold
Craig Arnold

/s/ Richard H. Fearon
Richard H. Fearon

/s/ Heath B. Monesmith
Heath B. Monesmith

/s/ Trent M. Meyerhoefer
Trent M. Meyerhoefer

/s/ Ken D. Semelsberger
Ken D. Semelsberger

/s/ John W. Spencer
John W. Spencer

/s/ Revathi Advaithi
Revathi Advaithi

/s/ Thomas F. Metz
Thomas F. Metz

[Signature page to Omnibus Powers of Attorney for U.S. Entities]

Schedule A – Registrants

1.	Eaton Corporation

2.	Cooper B-Line, Inc.

3.	Cooper Bussmann, LLC

4.	Cooper Crouse-Hinds, LLC

5.	Cooper Lighting, LLC

6.	Cooper Power Systems, LLC

7.	Cooper Wiring Devices, Inc.

8.	Eaton Aeroquip LLC

9.	Eaton Aerospace LLC

10.	Eaton Electric Holdings LLC

11.	Eaton Hydraulics LLC

12.	Eaton Industrial Corporation

13.	Eaton Leasing Corporation

14.	Wright Line Holding, Inc.

15.	Wright Line LLC

EATON CORPORATION
("Eaton")

EATON AEROQUIP LLC
EATON AEROSPACE LLC
EATON HYDRAULICS LLC
EATON LEASING CORPORATION
WRIGHT LINE HOLDING, INC.
WRIGHT LINE, LLC
EATON ELECTRIC HOLDINGS, LLC
COOPER B-LINE, INC.
COOPER BUSSMANN, LLC
COOPER CROUSE-HINDS, LLC
COOPER LIGHTING, LLC
COOPER POWER SYSTEMS, LLC
COOPER WIRING DEVICES, LLC
EATON INDUSTRIAL CORPORATION
(the "Companies")

CERTIFICATE
The undersigned, Lizbeth L. Wright, as Assistant Secretary of Eaton and Secretary of the Companies, DOES HEREBY CERTIFY THAT the resolutions attached as Annex A hereto are true and correct copies of the resolutions excerpted from the Unanimous Written Consents of the Board of Directors, Board of Managers or Sole Member, as applicable, of each of Eaton and of the Companies, respectively (collectively, the "Consents"); and such Consents were duly adopted on the dates set forth in Annex A, and the resolutions therein are in full force and effect on the date hereof.
WITNESS my hand and the seal of the Company this 28th day of February 2018.

s/ Lizbeth L. Wright Lizbeth L. Wright Assistant Secretary

ANNEX A

Excerpt from the Unanimous Written Consent
of the Board of Directors of Eaton Corporation
on February 28, 2018

RESOLVED, that each officer and director of the Company that may be required to execute the Shelf Registration Statement or any and all amendments thereto or documents in connection therewith (whether for or on behalf of the Company, or as an officer or director of the Company, or otherwise) be, and hereby is, authorized to execute a power of attorney appointing Lizbeth L. Wright, Taras G. Szmagala and Heath B. Monesmith, his or her attorneys-in-fact, each with power of substitution and resubstitution, in their names and in their capacities as directors and/or officers of the Company, to sign the Shelf Registration Statement, any and all amendments and supplements thereto and to file the same, with exhibits thereto and other documents in connection therewith, with the Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to perform, in the name of and on behalf of each of said officers and directors who shall have executed such a power of attorney, every act whatsoever which such attorneys, or any of them, may deem necessary, appropriate or advisable to be done in connection therewith as fully for all intents and purposes as such officers or directors could do in person.

Excerpt from the Unanimous Written Consent of
the Board of Managers of Eaton Aeroquip LLC
on February 28, 2018

RESOLVED, that each officer and manager of the Company that may be required to execute the Shelf Registration Statement or any and all amendments thereto or documents in connection therewith (whether for or on behalf of the Company, or as an officer or manager of the Company, or otherwise) be, and hereby is, authorized to execute a power of attorney appointing Lizbeth L. Wright, Taras G. Szmagala and Heath B. Monesmith, his or her attorneys-in-fact, each with power of substitution and resubstitution, in their names and in their capacities as managers and/or officers of the Company, to sign the Shelf Registration Statement, any and all amendments and supplements thereto and to file the same, with exhibits thereto and other documents in connection therewith, with the Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to perform, in the name of and on behalf of each of said officers and managers who shall have executed such a power of attorney, every act whatsoever which such attorneys, or any of them, may deem necessary, appropriate or advisable to be done in connection therewith as fully for all intents and purposes as such officers or managers could do in person.

Excerpt from the Unanimous Written Consent of
the Board of Managers of Eaton Aerospace LLC
on February 28, 2018

RESOLVED, that each officer and manager of the Company that may be required to execute the Shelf Registration Statement or any and all amendments thereto or documents in connection therewith (whether for or on behalf of the Company, or as an officer or manager of the Company, or otherwise) be, and hereby is, authorized to execute a power of attorney appointing Lizbeth L. Wright, Taras G. Szmagala and Heath B. Monesmith, his or her attorneys-in-fact, each with power

ANNEX A

of substitution and resubstitution, in their names and in their capacities as managers and/or officers of the Company, to sign the Shelf Registration Statement, any and all amendments and supplements thereto and to file the same, with exhibits thereto and other documents in connection therewith, with the Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to perform, in the name of and on behalf of each of said officers and managers who shall have executed such a power of attorney, every act whatsoever which such attorneys, or any of them, may deem necessary, appropriate or advisable to be done in connection therewith as fully for all intents and purposes as such officers or managers could do in person.

Excerpt from the Unanimous Written Consent of
the Board of Managers of Eaton Hydraulics LLC
on February 28, 2018

RESOLVED, that each officer and manager of the Company that may be required to execute the Shelf Registration Statement or any and all amendments thereto or documents in connection therewith (whether for or on behalf of the Company, or as an officer or manager of the Company, or otherwise) be, and hereby is, authorized to execute a power of attorney appointing Lizbeth L. Wright, Taras G. Szmagala and Heath B. Monesmith, his or her attorneys-in-fact, each with power of substitution and resubstitution, in their names and in their capacities as managers and/or officers of the Company, to sign the Shelf Registration Statement, any and all amendments and supplements thereto and to file the same, with exhibits thereto and other documents in connection therewith, with the Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to perform, in the name of and on behalf of each of said officers and managers who shall have executed such a power of attorney, every act whatsoever which such attorneys, or any of them, may deem necessary, appropriate or advisable to be done in connection therewith as fully for all intents and purposes as such officers or managers could do in person.

Excerpt from the Unanimous Written Consent
of the Board of Directors of Eaton Leasing Corporation
on February 28, 2018

RESOLVED, that each officer and director of the Company that may be required to execute the Shelf Registration Statement or any and all amendments thereto or documents in connection therewith (whether for or on behalf of the Company, or as an officer or director of the Company, or otherwise) be, and hereby is, authorized to execute a power of attorney appointing Lizbeth L. Wright, Taras G. Szmagala and Heath B. Monesmith, his or her attorneys-in-fact, each with power of substitution and resubstitution, in their names and in their capacities as directors and/or officers of the Company, to sign the Shelf Registration Statement, any and all amendments and supplements thereto and to file the same, with exhibits thereto and other documents in connection therewith, with the Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to perform, in the name of and on behalf of each of said officers and directors who shall have executed such a power of attorney, every act whatsoever which such attorneys, or any of them, may deem necessary, appropriate or advisable to be done in connection therewith as fully for all intents and purposes as such officers or directors could do in person.

ANNEX A

Excerpt from the Unanimous Written Consent
of the Board of Directors of Wright Line Holding, Inc.
on February 28, 2018

RESOLVED, that each officer and director of the Company that may be required to execute the Shelf Registration Statement or any and all amendments thereto or documents in connection therewith (whether for or on behalf of the Company, or as an officer or director of the Company, or otherwise) be, and hereby is, authorized to execute a power of attorney appointing Lizbeth L. Wright, Taras G. Szmagala and Heath B. Monesmith, his or her attorneys-in-fact, each with power of substitution and resubstitution, in their names and in their capacities as directors and/or officers of the Company, to sign the Shelf Registration Statement, any and all amendments and supplements thereto and to file the same, with exhibits thereto and other documents in connection therewith, with the Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to perform, in the name of and on behalf of each of said officers and directors who shall have executed such a power of attorney, every act whatsoever which such attorneys, or any of them, may deem necessary, appropriate or advisable to be done in connection therewith as fully for all intents and purposes as such officers or directors could do in person.

Excerpt from the Unanimous Written Consent of the
Board of Directors of Wright Line, LLC
on February 28, 2018

RESOLVED, that each officer and director of the Company that may be required to execute the Shelf Registration Statement or any and all amendments thereto or documents in connection therewith (whether for or on behalf of the Company, or as an officer or director of the Company, or otherwise) be, and hereby is, authorized to execute a power of attorney appointing Lizbeth L. Wright, Taras G. Szmagala and Heath B. Monesmith, his or her attorneys-in-fact, each with power of substitution and resubstitution, in their names and in their capacities as directors and/or officers of the Company, to sign the Shelf Registration Statement, any and all amendments and supplements thereto and to file the same, with exhibits thereto and other documents in connection therewith, with the Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to perform, in the name of and on behalf of each of said officers and directors who shall have executed such a power of attorney, every act whatsoever which such attorneys, or any of them, may deem necessary, appropriate or advisable to be done in connection therewith as fully for all intents and purposes as such officers or directors could do in person.

Excerpt from the Written Consent of
the Sole Member of Eaton Electric Holdings, LLC
on February 28, 2018

RESOLVED, that each officer and director of the Company that may be required to execute the Shelf Registration Statement or any and all amendments thereto or documents in connection

ANNEX A

therewith (whether for or on behalf of the Company, or as an officer or manager of the Company, or otherwise) be, and hereby is, authorized to execute a power of attorney appointing Lizbeth L. Wright, Taras G. Szmagala and Heath B. Monesmith, his or her attorneys-in-fact, each with power of substitution and resubstitution, in their names and in their capacities as director and/or officers of the Company or the Company's direct or indirect sole member, to sign the Shelf Registration Statement, any and all amendments and supplements thereto and to file the same, with exhibits thereto and other documents in connection therewith, with the Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to perform, in the name of and on behalf of each of said officers and director who shall have executed such a power of attorney, every act whatsoever which such attorneys, or any of them, may deem necessary, appropriate or advisable to be done in connection therewith as fully for all intents and purposes as such officers or directors could do in person.

Excerpt from the Unanimous Written Consent
of the Board of Directors of Cooper B-Line, Inc.
on February 28, 2018

RESOLVED, that each officer and director of the Company that may be required to execute the Shelf Registration Statement or any and all amendments thereto or documents in connection therewith (whether for or on behalf of the Company, or as an officer or director of the Company, or otherwise) be, and hereby is, authorized to execute a power of attorney appointing Lizbeth L. Wright, Taras G. Szmagala and Heath B. Monesmith, his or her attorneys-in-fact, each with power of substitution and resubstitution, in their names and in their capacities as directors and/or officers of the Company, to sign the Shelf Registration Statement, any and all amendments and supplements thereto and to file the same, with exhibits thereto and other documents in connection therewith, with the Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to perform, in the name of and on behalf of each of said officers and directors who shall have executed such a power of attorney, every act whatsoever which such attorneys, or any of them, may deem necessary, appropriate or advisable to be done in connection therewith as fully for all intents and purposes as such officers or directors could do in person.

Excerpt from the Written Consent of
the Sole Member of Cooper Bussmann, LLC
on February 28, 2018

RESOLVED, that each officer and director of the Company that may be required to execute the Shelf Registration Statement or any and all amendments thereto or documents in connection therewith (whether for or on behalf of the Company, or as an officer or manager of the Company, or otherwise) be, and hereby is, authorized to execute a power of attorney appointing Lizbeth L. Wright, Taras G. Szmagala and Heath B. Monesmith, his or her attorneys-in-fact, each with power of substitution and resubstitution, in their names and in their capacities as director and/or officers of the Company or the Company's direct or indirect sole member, to sign the Shelf Registration Statement, any and all amendments and supplements thereto and to file the same, with exhibits thereto and other documents in connection therewith, with the Commission, each of said attorneys

ANNEX A

to have power to act with or without the other, and to have full power and authority to perform, in the name of and on behalf of each of said officers and directors who shall have executed such a power of attorney, every act whatsoever which such attorneys, or any of them, may deem necessary, appropriate or advisable to be done in connection therewith as fully for all intents and purposes as such officers or director could do in person.

Excerpt from the Written Consent of
the Sole Member of Cooper Crouse-Hinds, LLC
on February 28, 2018

RESOLVED, that each officer and director of the Company that may be required to execute the Shelf Registration Statement or any and all amendments thereto or documents in connection therewith (whether for or on behalf of the Company, or as an officer or manager of the Company, or otherwise) be, and hereby is, authorized to execute a power of attorney appointing Lizbeth L. Wright, Taras G. Szmagala and Heath B. Monesmith, his or her attorneys-in-fact, each with power of substitution and resubstitution, in their names and in their capacities as director and/or officers of the Company or the Company's direct or indirect sole member, to sign the Shelf Registration Statement, any and all amendments and supplements thereto and to file the same, with exhibits thereto and other documents in connection therewith, with the Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to perform, in the name of and on behalf of each of said officers and director who shall have executed such a power of attorney, every act whatsoever which such attorneys, or any of them, may deem necessary, appropriate or advisable to be done in connection therewith as fully for all intents and purposes as such officers or director could do in person; and it is further

Excerpt from the Written Consent of
the Sole Member of Cooper Lighting, LLC
on February 28, 2018

RESOLVED, that each officer and director of the Company that may be required to execute the Shelf Registration Statement or any and all amendments thereto or documents in connection therewith (whether for or on behalf of the Company, or as an officer or manager of the Company, or otherwise) be, and hereby is, authorized to execute a power of attorney appointing Lizbeth L. Wright, Taras G. Szmagala and Heath B. Monesmith, his or her attorneys-in-fact, each with power of substitution and resubstitution, in their names and in their capacities as director and/or officers of the Company or the Company's direct or indirect sole member, to sign the Shelf Registration Statement, any and all amendments and supplements thereto and to file the same, with exhibits thereto and other documents in connection therewith, with the Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to perform, in the name of and on behalf of each of said officers and director who shall have executed such a power of attorney, every act whatsoever which such attorneys, or any of them, may deem necessary, appropriate or advisable to be done in connection therewith as fully for all intents and purposes as such officers or director could do in person; and it is further

ANNEX A

Excerpt from the Unanimous Written Consent of
the Sole Member of Cooper Power Systems, LLC
on February 28, 2018

RESOLVED, that each officer and director of the Company that may be required to execute the Shelf Registration Statement or any and all amendments thereto or documents in connection therewith (whether for or on behalf of the Company, or as an officer or manager of the Company, or otherwise) be, and hereby is, authorized to execute a power of attorney appointing Lizbeth L. Wright, Taras G. Szmagala and Heath B. Monesmith, his or her attorneys-in-fact, each with power of substitution and resubstitution, in their names and in their capacities as director and/or officers of the Company or the Company's direct or indirect sole member, to sign the Shelf Registration Statement, any and all amendments and supplements thereto and to file the same, with exhibits thereto and other documents in connection therewith, with the Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to perform, in the name of and on behalf of each of said officers and director who shall have executed such a power of attorney, every act whatsoever which such attorneys, or any of them, may deem necessary, appropriate or advisable to be done in connection therewith as fully for all intents and purposes as such officers or director could do in person; and it is further

Excerpt from the Written Consent of
the Sole Member of Cooper Wiring Devices, LLC
on February 28, 2018

RESOLVED, that each officer and director of the Company that may be required to execute the Shelf Registration Statement or any and all amendments thereto or documents in connection therewith (whether for or on behalf of the Company, or as an officer or director of the Company, or otherwise) be, and hereby is, authorized to execute a power of attorney appointing Lizbeth L. Wright, Taras G. Szmagala and Heath B. Monesmith, his or her attorneys-in-fact, each with power of substitution and resubstitution, in their names and in their capacities as directors and/or officers of the Company, to sign the Shelf Registration Statement, any and all amendments and supplements thereto and to file the same, with exhibits thereto and other documents in connection therewith, with the Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to perform, in the name of and on behalf of each of said officers and directors who shall have executed such a power of attorney, every act whatsoever which such attorneys, or any of them, may deem necessary, appropriate or advisable to be done in connection therewith as fully for all intents and purposes as such officers or directors could do in person.

Excerpt from the Unanimous Written Consent
of the Board of Directors of Eaton Industrial Corporation
on February 28, 2018

ANNEX A

RESOLVED, that each officer and director of the Company that may be required to execute the Shelf Registration Statement or any and all amendments thereto or documents in connection therewith (whether for or on behalf of the Company, or as an officer or director of the Company, or otherwise) be, and hereby is, authorized to execute a power of attorney appointing Lizbeth L. Wright, Taras G. Szmagala and Heath B. Monesmith, his or her attorneys-in-fact, each with power of substitution and resubstitution, in their names and in their capacities as directors and/or officers of the Company, to sign the Shelf Registration Statement, any and all amendments and supplements thereto and to file the same, with exhibits thereto and other documents in connection therewith, with the Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to perform, in the name of and on behalf of each of said officers and directors who shall have executed such a power of attorney, every act whatsoever which such attorneys, or any of them, may deem necessary, appropriate or advisable to be done in connection therewith as fully for all intents and purposes as such officers or directors could do in person; and it is further